Exhibit 10.2
AMENDMENT
     Reference is made to the Confirmation of OTC Convertible Note Hedge, amended and restated as of February 13, 2004 (the “Convertible Note Hedge”), between Dick’s Sporting Goods, Inc. (the “Company”) and Merrill Lynch International (“Merrill Lynch”).
R E C I T A L S
     WHEREAS, the Convertible Note Hedge between the Company and Merrill Lynch had a “Trade Date” of February 11, 2004 and an “Effective Date” that was the fourth “Business Day” immediately following the “Trade Date”( e.g., February 18, 2004);
     WHEREAS, the Convertible Note Hedge established that the “Termination Date” would be February 11, 2009;
     WHEREAS, on February 18, 2004, the same day as the “Effective Date” of the Convertible Note Hedge, the Company issued §229,206,000 aggregate principal amount at maturity of Senior Convertible Notes due 2024 (the “Notes”);
     WHEREAS, pursuant to the terms of the Notes, the initial optional redemption date on which the Company can be required to purchase the notes, and on which the Company can elect at its option to redeem the Notes, is February 18, 2009;
     WHEREAS, the parties hereto acknowledge and agree that their original intent was that the Convertible Note Hedge have a Termination Date which is the same as the initial optional redemption date of the Notes.
     NOW, THEREFORE, the parties hereto agree to amend the Termination Date of the Convertible Note Hedge from February 11, 2009 to February 18, 2009 in order to effect the original intent of the parties, and the Convertible Note Hedge shall be deemed so amended. The parties hereto agree that the Convertible Note Hedge shall remain in full force and effect in all other respects. This Amendment will be governed by, and construed in accordance with, the substantive laws of the State of New York.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of June 22, 2007.

DICK’S SPORTING GOODS INC.
By:	/s/ Timothy E. Kullman
	Name:	Timothy E. Kullman
	Title:	SVP and CFO

MERRILL LYNCH INTERNATIONAL.
By:
Name:
Title:

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of June___, 2007.

DICK’S SPORTING GOODS INC.
By:
Name:
Title:

MERRILL LYNCH INTERNATIONAL.
By:	/s/ Rhonda Garguito
	Name:	Rhonda Garguito
Title: